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                                                 EXHIBIT 10.34


                    FIRST AMENDMENT TO AMENDED
               CONSULTING AND EMPLOYMENT AGREEMENT

     THIS FIRST AMENDMENT TO AMENDED CONSULTING AND EMPLOYMENT AGREEMENT (this "Amendment") made and entered into as of December 14, 1996 by and between HILTON HOTELS CORPORATION, a Delaware corporation (together with its successors and assigns permitted under this Agreement, the "Company"), BALLY ENTERTAINMENT CORPORATION, a Delaware corporation (together with its successors and assigns permitted under this Agreement, "Bally"), and ARTHUR
M. GOLDBERG (the "Executive").

     WHEREAS, the Executive is the Chairman, President, and Chief Executive Officer of Bally;

     WHEREAS, the Executive, Bally and the Company have entered into an Amended Consulting and Employment Agreement dated as of the 12th day of November, 1996 (the "Agreement");

     WHEREAS, the Executive, Bally and the Company wish to amend the Agreement to modify certain provisions relating to the timing of the Executive's termination of employment with Bally;

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Company, Bally, and the Executive (individually a "Party" and together the "Parties") agree as follows:

     1. DEFINITIONS. Capitalized terms which are not defined in this Amendment shall have the meanings assigned to them in the Agreement.

     2.  AMENDMENTS.

             2.1. The fifth (5th) "Whereas" clause of the Agreement is amended and restated so that it reads in its entirety as follows:

          "WHEREAS, with Bally's consent and agreement, the Executive and the Company have determined that the Executive could best provide his expertise, knowledge, and assistance to the Company and its business by having the Executive terminate his employment with Bally effective as of the close of business on December 14, 1996 (said date being herein referred to as the "Termination Date"), by having the Executive serve as a consultant to the Company beginning on the

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     day after the Termination Date until the Closing, and
     by having the Executive become an employee and officer of the Company immediately after the Closing; and"

             2.2. Section 1(b) of the Agreement is amended and restated so that it reads in its entirety as follows:

          "(b) The Executive's employment with Bally (and the Executive's positions as an officer and/or employee with any and all subsidiaries and affiliates of Bally) shall terminate on the Termination Date."

             2.3. Section 1(c) of the Agreement is amended and restated so that it reads in its entirety as follows:

          "(c) From the day after the Termination Date until the earlier of (i) the Effective Date (hereinafter defined) or (ii) the date of the termination of the Acquisition Agreement by the Company or Bally (the "Initial Consulting Term"), the Executive shall provide consulting services to the Company at the request of the President and Chief Executive Officer of the Company on transitional issues with respect to the merger of Bally and the Company and other mutually-agreeable projects, and the Executive shall be paid the compensation and provided with the benefits, reimbursements, and perquisites set forth in Sections 3, 5, 6, and 7 of this Agreement (without limiting other rights or obligations of the Parties with respect to the Initial Consulting Term)."

     3.  EFFECTIVE DATE OF AMENDMENT.

     The provisions of this Amendment shall be effective as of the effective date of the Agreement (as determined in accordance with Section 26 of the Agreement), as if the provisions of this Amendment had been fully set forth in the Agreement in lieu of the provisions which they replace.

     4.  MISCELLANEOUS.

             4.1. This Amendment binds and shall operate for the benefit of each of the Parties and their respective successors and permitted assigns.

             4.2. All references made and pronouns used in this Amendment shall be construed in the singular or plural, and in such gender, as the sense and circumstances require. Section headings are for convenience only and shall not affect nor be used in construing this Amendment.


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             4.3.  This Amendment may be signed in counterparts and by
facsimile, all of which when taken together shall constitute a signed agreement.

             4.4. This Amendment shall be governed by and construed in accordance with New Jersey law.

             4.5. Except as amended by this Amendment, the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                              HILTON HOTELS CORPORATION



                              By: /s/ STEPHEN F. BOLLENBACH
                                  --------------------------------------
                                   [name] STEPHEN F. BOLLENBACH
                                   [title] PRESIDENT & CEO



                              BALLY ENTERTAINMENT CORPORATION



                              By: /s/ ARTHUR M. GOLDBERG
                                 --------------------------------------
                                   [name]
                                   [title]


                               /s/ ARTHUR M. GOLDBERG
                              -----------------------------------------
                              ARTHUR M. GOLDBERG


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